UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 29, 2007

SCIVANTA MEDICAL CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Morris Avenue, Spring Lake, New Jersey	07762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 282-1620

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

Effective February 1, 2005, Scivanta Medical Corporation (the “Company”) and Century Capital Associates LLC (“Century Capital”) entered into an amended and restated Consulting Services Agreement which replaced the original Consulting Services Agreement that was entered into by such parties as of February 1, 2003. Pursuant to the amended and restated Consulting Services Agreement, Century Capital provided the services of David R. LaVance and Thomas S. Gifford as the Company’s corporate officers for a monthly fee of $50,000. Both Messers. LaVance and Gifford served the Company as independent contractors and were not able to participate in the Company’s employee benefit plans. Effective February 1, 2007, Mr. LaVance became an employee of the Company and will continue to serve as the Company’s President and Chief Executive Officer and Mr. Gifford became an employee of the Company and will continue to serve as the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Contemporaneously with the Company’s employment of Messers LaVance and Gifford, the Company and Century Capital terminated the amended and restated Consulting Services Agreement. See “Section 5 - Corporate Governance and Management: Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.”

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Common Stock Issued as Payment for Consulting Services

On February 5, 2007, the Company issued 625,000 shares of its common stock to Mr. LaVance, a principal of Century Capital and the President and Chief Executive Officer of the Company and 625,000 shares of its common stock to Mr. Gifford, a principal of Century Capital and the Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. See “Section 5 - Corporate Governance and Management: Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.”

In connection with the issuance of an aggregate of 1,250,000 shares to Messers. LaVance and Gifford, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On February 5, 2007, the Company issued 50,000 shares of its common stock to Georgia Capital Management, Inc. (“Georgia Capital”). These shares were issued as payment of $10,000 ($0.20 per share) of consulting fees due to Georgia Capital. In connection with the issuance of the 50,000 shares of common stock to Georgia Capital, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Rule 506 of Regulation D of the Securities Act.

Stock Options Issued to Employees

Executive Officers

On February 5, 2007, the Company issued an incentive stock option to purchase 500,000 shares of common stock pursuant to the Company’s 2002 Equity Incentive Plan to each of Messers. LaVance and Gifford. An aggregate amount of 1,000,000 shares of common stock could be issued pursuant to these options. See “Section 5 - Corporate Governance and Management: Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.”

In connection with the issuances to Messrs. LaVance and Gifford of the options to purchase an aggregate of 1,000,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Other Employees

On February 5, 2007, the Company issued an incentive stock option to purchase 100,000 shares of common stock pursuant to the Company’s 2002 Equity Incentive Plan to Allan J. Jones, the Company’s controller. The option has a ten year term and is exercisable at $0.20 per share. The shares of common stock underlying the option vest as follows: 33,333 shares vest on December 31, 2007; 33,333 shares vest on December 31, 2008 and 33,334 shares vest on December 31, 2009.

In the event of a change in control of the Company, the option becomes fully vested as of ten days prior to the change in control. For purposes of the option, a change of control means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another individual, partnership, corporation or other such entity and any transaction which is effected in such a way that holders of more than 50% of the shares of common stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another individual, partnership, corporation or other such entity with respect to or in exchange for their common stock. The shares of common stock issued upon the exercise of the option will be unregistered securities.

In connection with the issuance to Mr. Jones of the option to purchase 100,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Warrants Issued to Directors

Current Director

On February 5, 2007, the Company issued a warrant to purchase 209,000 shares of the Company’s common stock to Richard E. Otto, a member of the Board of Directors of the Company, as consideration for his service to the Company in 2006 and his continued service through 2007. The warrant has a five year term and is exercisable at $0.20 per share. The shares of common stock underlying the warrant vest or vested as follows: 100,000 shares vested immediately on February 5, 2007; 7,250 shares vest on March 31, 2007; 7,250 shares vest on June 30, 2007; 7,250 shares vest on September 30, 2007; 27,250 shares vest on December 31, 2007; 20,000 shares vest on December 31, 2008; 20,000 shares vest on December 31, 2009; and 20,000 shares vest on December 31, 2010.

In the event of a change in control of the Company, the warrant becomes fully vested as of ten days prior to the change in control. For purposes of the option, a change of control means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another individual, partnership, corporation or other such entity and any transaction which is effected in such a way that holders of more than 50% of the shares of common stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another individual, partnership, corporation or other such entity with respect to or in exchange for their common stock. The shares of common stock issued upon the exercise of the warrant will be unregistered securities.

In connection with the issuance to Mr. Otto of the warrant to purchase 259,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Former Director

On February 5, 2007, the Company issued a warrant to purchase 100,000 shares of the Company’s common stock to John A. Moore, a former member of the Board of Directors of the Company, as consideration for his service to the Company in 2006. The warrant has a five year term and is exercisable at $0.20 per share. All shares of common stock underlying the warrant vested on February 5, 2007. The shares of common stock issued upon the exercise of the warrant will be unregistered securities.

In connection with the issuance to Mr. Moore of the warrant to purchase 100,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Issuance of Convertible Debentures Pursuant to a Private Placement

On February 8, 2007, the Company closed on a private placement of convertible debentures (the “Debentures”). The aggregate amount of gross proceeds received in connection with this private placement was $250,000, which will be used for working capital purposes, including the development of the Hickey Cardiac Monitoring System. The Debentures have a 3 year term maturing on January 31, 2010, and bear interest at a rate of 8% per annum. Interest is payable in annual installments, beginning on February 1, 2008, in cash or, at the option of the Company, in shares of the Company’s common stock. If the Company elects to pay the interest in shares of the Company’s common stock, the number of shares issued as payment will be equal to the quotient of the unpaid interest divided by the market price of the Company’s common stock as defined in the Debentures. Up to 50% of the aggregate principal amount of the Debentures are immediately convertible into shares of the Company’s common stock at the option of the holders at a conversion price of $0.20 per share. The remaining 50% of the aggregate principal amount of the Debentures are convertible at the option of the holders at any time after February 1, 2008 at a conversion price of $0.30 per share. An aggregate amount of 1,041,667 shares of common stock could be issued pursuant to these Debentures.

In connection with the issuance of the Debentures, the Company relied on the exemption from registration provided by Rule 506 of Regulation D of the Securities Act.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2007, Mr. LaVance became an employee of the Company and will continue to serve as the Company’s President and Chief Executive Officer and Mr. Gifford became an employee of the Company and will continue to serve as the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. LaVance and Mr. Gifford previously served as officers of the Company pursuant to an amended and restated Consulting Services Agreement, which terminated contemporaneously with their employment by the Company. As employees of the Company, each of Mr. LaVance and Mr. Gifford will receive a base salary of $275,000 per annum, will be entitled to receive an annual bonus based on achievement of objectives agreed to by the Company’s Board of Directors and Messers. LaVance and Gifford and will be able to participate in the Company’s employee benefit plans. The Company and Messers. LaVance and Gifford are in the process of negotiating employment contracts.

On February 5, 2007, the Company issued 625,000 shares of its common stock to Mr. LaVance, a principal of Century Capital and the President and Chief Executive Officer of the Company and 625,000 shares of its common stock to Mr. Gifford, a principal of Century Capital and the Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. An aggregate amount of 1,250,000 shares were issued as payment of $250,000 ($0.20 per share) of monthly consulting fees due to Century Capital that had been deferred for payment.

On February 5, 2007, the Company issued an incentive stock option to purchase 500,000 shares of common stock pursuant to the Company’s 2002 Equity Incentive Plan to each of Messers. LaVance and Gifford. An aggregate amount of 1,000,000 shares of common stock could be issued pursuant to these options. Each option has a ten year term and is exercisable at $0.20 per share. The shares of common stock underlying each option vest at a rate of 14,000 shares per month as of the last day of each calendar month with the first date of vesting being February 28, 2007. The vesting of the shares underlying each option can be accelerated as follows: (i) 25,000 shares upon execution of a Board-approved agreement between the Company and a medical device company for the purpose of collaboration on the development of the Hickey Cardiac Monitoring System (“HCMS”) or the distribution of the HCMS; (ii) 100,000 shares upon the Company’s receipt of approval from the United States Food and Drug Administration to market the HCMS; (iii) 50,000 shares upon the Company’s receipt of cash in the amount of $2,000,000 (whether by debt, equity or otherwise) for use in the development and/or marketing of the HCMS, the payment of general and administrative expenses and for other purposes; (iv) 50,000 shares upon the Company’s acquisition of a product or technology other than the HCMS; and (v) 50,000 shares upon the Company’s receipt of cash in the amount of $3,000,000 (whether by debt, equity or otherwise) for use in the development and/or marketing of the HCMS or any other acquired product, the payment of general and administrative expenses and for other purposes.

In the event of a change in control of the Company, each of the options becomes fully vested as of ten days prior to the change in control. For purposes of the option, a change of control means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another individual, partnership, corporation or other such entity and any transaction which is effected in such a way that holders of more than 50% of the shares of common stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another individual, partnership, corporation or other such entity with respect to or in exchange for their common stock. The shares of common stock issued upon the exercise of the options will be unregistered securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective, January 29, 2007, the Company amended and restated its Bylaws. The Company’s Bylaws were amended to reflect the Company’s name change from “Medi-Hut Co., Inc.” to “Scivanta Medical Corporation.” In addition, the Company’s Bylaws were amended as follows:

Special meetings of the stockholders can now be called at the request of at least two directors serving on the Company’s Board of Directors.

The provision in the Bylaws which permitted holders of not less than 25% of the voting stock of the Company to call a special meeting of the stockholders and the provision in the Bylaws which permitted the stockholders, by unanimous written consent, to designate the place of a meeting of stockholders, were deleted.

The section in the Bylaws concerning notice to stockholders was amended to allow the Company to provide notice to its stockholders by electronic transmission in accordance with Subsection 8 of Section 78.370 of the Nevada Revised Statutes.

The waiver of notice section of the Bylaws was amended by deleting the provisions which provided that a stockholder’s attendance at a meeting of stockholders waived objection to lack of notice or defective notice with respect to such meeting.

The record date section of the Bylaws was amended to provide that a record date for a meeting of stockholders will be not more than 60 nor less than 10 days prior to the date of the meeting. The Bylaws previously provided that the record date for a meeting of stockholders will not be more than 70 days prior to the meeting.

The section of the Bylaws with respect to proxies was amended to provide that any proxy which is executed by a stockholder shall not be valid after 6 months from the date of execution unless otherwise provided in the proxy. The Bylaws previously provided that any proxy which is executed by a stockholder shall not be valid after 11 months from the date of execution unless otherwise provided in the proxy.

A new provision has been added to the Bylaws which sets forth the conduct at stockholder meetings and who shall preside over such meetings.

A new provision has been added to the Bylaws which sets forth the procedure necessary to bring business before an annual meeting of stockholders.

The section of the Bylaws providing for the number and election of directors has been amended to provide that the entire Board of Directors shall not be less than 1 nor more than 12 directors. The Bylaws previously provided that the number of directors on the Board of Directors shall not be less than 1.

The section of the Bylaws with respect to special meetings of the Board of Directors was amended to provide that special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or any two directors. The Bylaws previously provided that the President or any director could call a special meeting of the Board of Directors.

The section of the Bylaws with respect to the removal of directors was amended to provide that a director may be removed only by the affirmative vote of stockholders representing not less than two-thirds of the voting power of the outstanding common stock of the Company. This amendment was made to conform with the Nevada Revised Statutes.

The article of the Bylaws with respect to officers was amended to provide that the officers of the Company shall be a Chairman of the Board, a President, a Treasurer, a Secretary, and, if desired, one or more Vice Presidents. The Bylaws now also provide that the Board of Directors may choose one or more Assistant Secretaries or Assistant Treasurers, and may designate one or more Vice Presidents to be Executive or Senior Vice Presidents. The Bylaws now further provide that one person may hold two or more offices, but the person serving as President may not serve simultaneously as Secretary.

The section of the Bylaws with respect to the fiscal year of the Company has been amended to provide that the fiscal year of the Company shall commence on November 1 of each year or as otherwise established by resolution adopted by the Board of Directors. The Bylaws previously provided that the fiscal year of the Company shall be established by the Board of Directors.

A new article has been added to the Bylaws providing for the execution of documents. This article provides that all checks, notes, drafts and other commercial papers of the Company shall be signed by the President or Treasurer of the Company or by such other person or persons as the Board of Directors may from time to time designate. In addition, this article provides that all contracts, deeds, mortgages and other instruments shall be executed by the President or any Vice President, and if necessary or required by law, by the Secretary or any Assistant Secretary, or such other person or persons as the Board of Directors may from time to time designate.

A new article has been added to the Bylaws which provides that in the event that any provisions of the Bylaws is inconsistent with any provisions of the Company’s Articles of Incorporation, the provision of the Articles of Incorporation shall apply.

The Bylaws have also been amended to clarify certain provisions contained therein without changing the meanings thereof and to otherwise comply with the Nevada Revised Statutes.

A copy of the Company’s amended and restated Bylaws has been included as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended January 31, 2006, which was filed with the Securities and Exchange Commission on January 29, 2007.

Section 8 - Other Events

Item 8.01. Other Events.

On February 7, 2007, the Company announced that as a result of the change of its corporate name, effective January 4, 2007, from “Medi-Hut Co., Inc.” to “Scivanta Medical Corporation,” the Company’s Board of Directors has elected, pursuant to Section 78.250 of the Nevada General Corporation Law, to replace all outstanding stock certificates representing shares of the Company’s common stock with new stock certificates. These new stock certificates will contain the Company’s new name, Scivanta Medical Corporation, and new CUSIP number, 809120 10 8.

The Company’s stockholders have been instructed to return all of their stock certificates representing shares of the Company’s common stock by mail, overnight courier or hand delivery to the Company’s transfer agent at the following address:

Standard Registrar & Transfer Co., Inc.
12528 South 1840 East
Draper, Utah 84020

Each stockholder must return his stock certificate(s) by March 16, 2007. If a stockholder does not return his stock certificate(s) by March 16, 2007, he will not be entitled to vote or receive distributions or exercise any other rights of stockholders of record until he has returned his stock certificate(s). In other words, if a stockholder does not return his stock certificate(s) for replacement, his rights as a Scivanta Medical Corporation stockholder will be suspended as of March 16, 2007.

If a stockholder’s stock certificate has been lost, stolen or destroyed, the stockholder will be required to complete and return to the transfer agent an affidavit of lost stock certificate and will be required to pay a fee to the transfer agent related to the replacement of the lost stock certificate. To receive an affidavit of lost stock certificate, a stockholder should call the Company’s transfer agent at (801) 571-8844.

On February 8, 2007, the Company issued a press release announcing the certificate exchange. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release re: Scivanta Medical Corporation Initiates Certificate Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION (Registrant)

By:	/s/ David R. LaVance
David R. LaVance
Chairman of the Board, President and Chief Executive Officer

Date: February 8, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release re: Scivanta Medical Corporation Initiates Certificate Exchange.